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                                                                   Exhibit 10.42

                            Translation from Russian

                                               Registered by
                                               Administration of Vanino district
                                               of Khabarovsk territory
                                               on August 4, 1995 No. 17

                                    Agreement
                            on lease of timber tracts

Executed in Polina Osipenko region on June 9, 1995

       1. Parties to the Agreement

       The owner of the timber tracts in Kerbinsky leskhoz, represented by its Director Nikolai Mikhailovich Ryabov, acting on the basis of the Statute on Kerbinsky leskhoz, hereinafter referred to as "Lessor", on the one hand, and JSC "Amgun-Forest", represented by its General Director Alexander Ivanovich Shkirkov, acting on the basis of the charter, hereinafter referred to as the "Lessee", on the other hand, have entered into this Agreement on the lease of forest tracts.

       2. Subject of the lease, usage types and volumes

       2.1. The following III grade forest tracts shall be subject to leasing:

       - in Kerbinsky leskhoz: tracts Nos.: 1-32, 46-58, 60, 61, 73-84, 86-92,
       95-101, 113-117, 121-137, 139, 140, 145-147, 162-165, 170, 183, 200-205,
       213-223, 229, 234, 235, 246, 248-256, 258, 259, 260, 273-275, 279, 281,
       285, 290-297, 309-312, 320-335, 337-339, 340-349, 353-367, 369-387,
       389-391, 400, 401, 404, 408, 409, 410, 414-416, 418, 419, 422-430, 434,
       436;

       - in Nimelensky leskhoz: tracts Nos.: 6, 34-44, 57-63, 70, 71, 76-80, 85,
       86, 90-93, 110-112, 115, 122-129, 135-137, 139-142, 144, 151-164,
       166-171, 173-186;

       - in Omalsky leskhoz: tracts Nos. 1-9, 22-33, 46-53, 55, 74-77, 104-107,
       110-117, 150-154, 193-197, 220-223, 226;

total 473,7 thousand hectares.

       2.2. The characteristics of the leased sites is enclosed in Appendixes I and IV to this Agreement.

       Appendix I.   Form 1 Forest fund calculations

       Appendix II.  Quarterly report on areas and resources.

       Appendix III. List of available wild-grown resources.

       Appendix IV.  List of roads available to Lessee for commercial usage or leasing.

       2.3. The timber tracts shall be assigned to the Lessee for the following types of activities--timber harvesting.

       2.4. Annual volume of timber harvesting shall be 350 thousand cubic meters.

       2.5. The amount of timber for state deliveries shall be set forth as [none] from the volumes above.
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       2.6. The harvesting volume may be changed, if necessary, upon mutual agreement between the Lessor and the Lessee.

       3. Term of lease

       The term of this lease agreement shall be 50 years, starting July 1, 1995 until July 1, 2045.

       4. Specific obligations of the Lessee

       4.1. To implement fire safety measures on the territory of the leased forest tracts indicated in Section 2.1 of this Agreement and adjourning tracts in Kerbinsky, Nimelensky and Omalsky leskhoz.

       4.2. To create 35 km of mineralized stripe, 3 reservoirs and 5 helicopter grounds.

       4.3. To conduct work on regeneration using methods indicated by the Lessor, in volumes no lesser that specified in Sections 4.4-4.9 of this Agreement.

       4.4. To ensure natural regeneration on harvested areas in the amount of 2,000 hectares.

       4.5. To prepare soil for forest cultures on the area of 30 hectares, including: current year __ hectares, next year 30 hectares.

       4.6. To plant forest cultures on the area of 30 hectares.

       4.7. To tend to plantation on the area of 30 hectares.

       4.8. To do additional planting in the area as advised by the leskhoz annually.

       4.9. To store 24 kg of conifers' seeds.

       4.10. Appendix V contains a sustainable forest development plan.

       4.11. Appendix VI contains an environmental protection plan.

       4.12. Other considerations: Forest regeneration shall be conducted as advised by the leskhoz annually.

       5. Rights and obligations of the Lessor

       5.1. The Lessor shall have the right:

       5.1.1. To suggest changes to the provisions of this Agreement.

       5.1.2. To lease or transfer under other conditions same timber tracts with multiple timber resources simultaneously to different users in order to promote multi-purpose timber harvesting under the condition that such arrangement does not violate rights and responsibilities set forth in this Agreement.


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       5.1.3. To implement control over the condition of the forest and protective measures employed, to enforce compliance with the timber legislation, norms and procedures in force.

       5.1.4. To implement all types of timber harvesting, including cleaning and sanitary felling, on the leased tracts, in the event the Lessee is not able to do so.

       5.1.5. To submit indemnification claims to the Lessee with regard to violation of cutting rules and damages to the forest as a result of the Lessee's commercial activities.

       5.1.6. To obtain from the Lessee information, reference and other materials with respect to use, regeneration and protection of forest.

       5.1.7. To suspend or limit work under the following conditions:

       - violation by the Lessee of the conditions provided for in the license and the agreement on lease of timber tracts;
       - use by the Lessee of the subject of lease without approved, according to the set procedure, plans on timber harvesting;
       -  nonpayment of fees for timber tract use within the set time limits.

       5.1.8. To stop, upon approval from local authorities, timber harvesting effected by the Lessee in the event that such actions are in violation of the timber legislation and other legislation in force and this Agreement until such violation shall be eliminated.

       5.1.9. To withdraw for governmental use, in cases provided for in legislation, certain leased timber tracts with mandatory compensation for monetary damages, as agreed upon by the Lessee.

       5.1.10. To draft the Lessee, in accordance with the resolution of the local administration, to assist in forest fires.

       5.1.11. To demand termination of this Agreement and indemnification of damages in the event the Lessee fails to fulfill its obligations under this Agreement.

       5.2. The Lessor shall:

       5.2.1. Implement control over the Lessee's forest usage and regeneration activities on the leased territory.

       5.2.2. Keep a forest cadastre, report timber tracts dynamics and make changes to it on a timely manner.

       5.2.3. Oversee forest management and inventory.

       5.2.4. Provide the Lessee with materials, necessary for appropriate use of timber resources, on a temporary basis.

       5.2.5. Provide the Lessee with necessary materials on forest management at the Lessee's expense.


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       5.2.6. Conduct annual marking out and appraisal of coupes, provide the
Lessee with logging tickets and other permits.

       5.2.7. Examine logging sites.

       5.2.8. Provide specialized forest pathology control on leased tracts and draft plans on pest and forest decease control.

       5.2.9. Provide aerial forest control.

       5.2.10. Finance forest management and regeneration measures in a timely manner upon completion of such measures by the Lessee and acceptance of such work by the Lessor. Such financing shall be provided in 19__ in the amount of__ thousand rubles.

       5.2.11. Advance money for forest management and regeneration measures in the amount of up to __% of the planned costs of such work.

       5.2.12. Coordinate with the Lessee location of commercial buildings, storage facilities, forest roads, parking, measures on territorial improvement necessary for timber harvesting.

       5.2.13. Assist the Lessee with choosing forest regeneration methods, timber species, provide the Lessee with planting material on a contractual basis.

       5.2.14. Lease timber equipment for timber harvesting and regeneration to Lessee, if necessary.

       5.2.15. Reimburse the costs of putting out forest fires to the Lessee which occurred through no fault of the Lessee.

       5.2.16. Indemnify the Lessee for losses it sustained as a result of an unlawful suspension of his activities by the Lessor upon a court decision.

       6. Rights and obligations of the Lessee

       6.1. The Lessee shall have the right:

       6.1.1. To effect timber harvesting on the territory of the allocated timber tracts on conditions provided for in this Agreement and legislation in force.

       6.1.2. To build road in accordance with set procedures, temporary commercial and lodging facilities and buildings on the leased territory necessary for effective timber harvesting in accordance with the agreement with the Lessor.

       6.1.3. To independently chose the method for its commercial activities with regard to the timber resources, handle harvested timber and profits received from leasing timber tracts.

       6.1.4. To suggest changes to the terms and conditions of this Agreement.

       6.1.5. To effect principal and intermediate logging of timber on the leased tracts.


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       6.1.6. To determine fees and receive expense reimbursement for buildings, roads and other facilities constructed by the Lessee, in the event such facilities are used for other purposes, excluding use of such facilities for the purposes of the Lessor.

       6.1.7. To participate in examinations of the leased forest tracts to assess its condition, compliance with the timber legislation, forest usage norms and terms of this Agreement.

       6.1.8. To use the Lessor's materials on condition, usage and protection of the leased timber tracts.

       6.1.9. To exercise preferential right with regard to assignment of limits on available logging capacity within the allocated timber tracts.

       6.1.10. To use equipment and machinery unless their use is prohibited by applicable documents.

       6.1.11. To demand termination of this Agreement and indemnification of damages in the event the Lessor breaches the terms and conditions of this Agreement.

       6.1.12. To protect its interests by means of arbitration or court proceedings in the event such interests are infringed upon.

       6.2. The Lessee shall:

       6.2.1. Use the lease timber tracts in accordance with legislation in force, rules on timber harvesting, resolutions of local administration and terms of this Agreement.

       6.2.2. To ensure sustainable usage of forest resources, their regeneration and preservation of ecological habitat of the forest.

       6.2.3. Use methods that would prevent soil erosion, negative effects on reservoirs and other natural sites.

       6.2.4. Follow fire safety rules and effect fire prevention measures, help in putting them out and assist in putting out massive forest fires on the territory upon applicable decisions of the local administration.

       6.2.5. Implement forest usage and regeneration measures, as well as other conditions, in accordance with annually executed agreements with the Lessor.

       6.2.6. Conduct regeneration measures at its own expense in excess of the volumes provided for in this Agreements in the areas where the undergrowth was destroyed as a result of commercial activity.

       6.2.7. Take care of the regrown forest until it can be classified as forest-covered area.

       6.2.8. Refrain from undercutting forest (unfinished coupes) and leaving harvested timber in the forest upon expiration of harvesting and removal terms.

       6.2.9. Clear logging sites from pulp.


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       6.2.10. Restore, at its own expense, timber tracts damaged as a result of its commercial activity o the conditions suitable for their future use as provided in permits.

       6.2.11. Turn in timber tracts to the owner upon the completing of logging.

       6.2.12. Provide the Lessor with information necessary for inventory of the timber resources and calculation of lease payments, as well as other information on timber tracts' usage.

       6.2.13. Make payments for the use of timber tracts in a timely manner and in accordance with set procedures.

       6.2.14. Implement the Lessor's recommendations with regard to detected violations in accordance with the timber legislation within a determined time frame.

       6.2.15. Have a 5 to 10-year operations plan and an ecological passport.

       6.2.16. Submit for acceptance by the Lessor completed facilities and logging sites.

       6.2.17. Assist with forest management and inventory.

       6.2.18. Create and sustain in working order borders, rides between quadrants, survey lines, forest management marks.

       6.2.19. Participate in local ecological programs.

       6.2.20. Comply with other requirements set forth in forest management rules and regulations.

       7. Payment for timber resources

       7.1. Lease payments shall be set annually on the basis of the allowed cutting volumes by the leskhoz.

       7.2. The Lessee shall be obligated to transfer payments in the amount of ____ thousand rubles to the Lessor's bank account for timber tracts leased in 19__.

       7.3. Terms of payment shall be in accordance with set procedure.

       7.4. Any preferential payments for use of timber resources shall be determined by the territorial administration upon leskhoz' request.

       8. Responsibilities of the parties

       8.1. The Lessor shall be responsible for violation of timber legislation, requirement on use of forest resources in accordance with the legislation of the Russian Federation and legal regulations within the jurisdiction of local authorities.

       8.2. In the event of late response to forest fires, the Lessee shall compensate damages in accordance with forest and environmental legislation in force.


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       8.3. In the event the Lessee fails to perform regeneration procedures during current calendar year, the incomplete amount of work shall be transferred onto the next year along with proportional reduction in allocated forest tracts.

       8.4. Upon termination of this Agreement, the guilty party shall pay penalty in the amount of 10% of yearly lease payments.

       8.5. In the event of repeated non-fulfillment of obligations under this Agreement (during two consecutive years), if termination is not discussed, the guilty party shall pay penalty in the amount of 10% of annual lease payments.

       8.6. In the event of late payments for timber resources and financing of forest usage works, the guilty party shall pay penalties in the amount of 0,7% of such amounts for each day of delay.

       8.7. Any disputes arising with regard to this Agreement shall be resolved in court or through arbitration.

       9.   General provisions

       9.1. Upon mutual agreement, the parties can make amendments and changes to this Agreement.

       9.2. With regard to issues not provided for in this Agreement, the parties shall be governed by legislation in force.

       9.3. The provisions of this Agreement shall be subject to change in compliance with changes in timber legislation.

       9.4. This Agreement shall become effective as of its execution date.

       9.5. The Lessor shall, within a 2-month period after the effective date of this Agreement, transfer leased forest tracts and all necessary documentation to the Lessee.

       9.6. This Agreement is drafted in three copies, one of which shall be distributed to the Lessee, one shall be forwarded to the local administration, and one shall be kept at the leskhoz.

       10.Legal addresses of the parties

       10.1. Lessor:       Kerbinsky leskhoz
             Address:      Amgunskaya Street, 47
                           Polina Osipenko Settlement
                           Khabarovsk Territory 682380
                           Tel:
       Banking requisites: APB "Konek" Account No. 141017

       10.2. Lessee:       JSC "Amgun-Forest"
                           Briakan Settlement
                           Polina Osipenko District
                           Russian Federation 682382


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Banking requisites:        Account No. 1467564
                           in Komsomolsk-on-Amur branch of Regiobank
                           MFO 271259

Director                   General Director
Kerbinsky leskhoz          JSC "Amgun-Forest"


/s/ N. M. Ryabov           /s/ A. I. Shkirkov


N. M. Ryabov               A. I. Shkirkov


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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

     The undersigned hereby certifies that the translation of Agreement on Lease of Timber Tracts dated as of June 9, 1995 by and between Kerbinsky Leskhoz and Closed Joint-Stock Company "Amgun-Forest" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: June 14, 2000

                                     /s/ Catherine Mannick
                                     -----------------------------------
                                     Name: Catherine Mannick
                                     Title: Vice President and Assistant
                                     General Counsel, The Pioneer Group,
                                     Inc.